UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2005 (June 2, 2005)

MARSH SUPERMARKETS, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation)	000-01532 (Commission File Number)	35-0918179 (I.R.S. Employer Identification No.)

9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350
(Address of principal executive offices) (Zip Code)

(317) 594-2100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On June 2, 2005, Marsh Supermarkets, Inc. issued a press release announcing its fourth fiscal quarter and fiscal 2005 year end earnings results, the text of which is set forth in Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

     Marsh Supermarkets, Inc.’s press release announcing its fourth fiscal quarter and fiscal 2005 year end earnings results is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

The following exhibit is furnished herewith:

99.1	Press Release dated June 2, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 2, 2005	MARSH SUPERMARKETS, INC.
	By:	/s/ Mark A. Varner
		Name:	Mark A. Varner
		Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Marsh Supermarkets, Inc. dated June 2, 2005